UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) December 17, 2017

BULK STORAGE SOFTWARE, INC.
Exact name of Registrant as Specified in its Charter

Colorado	333-168328	26-1244643
(State or Other Jurisdiction	(Commission File	(IRS Employer Identification
of Incorporation)	Number )	Number)

9844 W Powers Cir
Littleton, Colorado	80123
(Address of principal executive offices)	(zip code)

Registrant's Telephone Number, Including Area Code:  (720) 404-7882

Not Applicable
Former name or former address, if changed since last report.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Bulk Storage Software, Inc.., a Colorado corporation (the "Company") has announced that effective December 17, 2017, Matthew Milonas has been appointed as Chief Executive Officer and Matthew Milonas, Maria Zenquis and Dennis T. Chua, have been elected to the Board of Directors.

The Company issued 50,000,000 shares of common stock from an existing note.  The shares were converted  into 50,000,000 shares in which 48,000,000 shares were issued to Matthew Milonas, our CEO and president and 2,000,000 shares were issued to Maria Zenquis, one of our directors.

Dennis Chua

Mr. Chua started as an entrepreneur from 1992-1995 24 was the manager, family business JoGlen Handicrafts, from 1996-s1999 Recruitment Officer/Chinese Interpreter Sameer Manpower Agency.  From 2000-2012 President/Director, family corp. Flash International Manpower Inc., 2013-present Director, family corp., DJ Billion Fortunes Inc. successful restaurant chain.

Maria Zenquis

Ms. Zenquis is currently employed at University Medical Center from 2011- Present as a Medical Social Worker her current duties include to Develop and implement individual treatment plans; coordinate an intervention; solving problems; applying effective counseling techniques. Prior to UMC Ms. Zenquis worked at Sunrise Children's Foundation from 1997-2011 WIC Eligibility Certifier her duties included Coordinate and conduct intake interviews for WIC new and established cases.

Ms. Zenquis holds a Master of Social Work from The University of Nevada, Las Vegas School of Social Work, along with a Bachelor of Social Work from The University of Nevada, Las Vegas School of Social Work Associate of Arts, College of Southern Nevada LICENSE Nevada Licensed Social Worker 2013 – Present and hold licenses B.S.W, L.S.W, M.S.W.

On December 17, 2017, we received written consent from holders of a majority of the Company's voting securities to elect and appoint Matthew Milonas, Maria Zenquis and Dennis T. Chua, to the Board of Directors, to serve until the next annual meeting of shareholders.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bulk Storage Software, Inc.

Dated: December 21, 2017	/s/ Matthew Milonas
Matthew Milonas
Chief Executive Officer

MEETING OF THE BOARD OF DIRECTORS
BULK STORAGE SOFTWARE, INC.

A meeting of the Board of Directors of Bulk Storage Software, Inc., a Colorado corporation (the "Company") was held on the date executed below.  Present at this meeting was the undersigned director, who acted as the President and Secretary for the meeting.

WHEREAS, the Company wishes to appoint Matthew Milonas as Chief Executive Officer of the Company;

BE IT RESOLVED: That the Company does hereby appoint Matthew Milonas as Chief Executive Officer of the Company; and,

BE IT FURTHER RESOLVED:  That the Company does hereby fully authorize and empower the Chief Executive Officer of the Company to establish bank accounts in the name of the Company and/or manage any existing accounts, including as a signatory of such account.

CERTIFICATION: The undersigned, Matthew Milonas, Maria Zenquis and Dennis T. Chua, Board Members of the Company, hereby certify that the above resolutions were adopted by the Board of Directors of the Corporation at a duly constituted meeting in which a full quorum was present and that said resolutions remain in full force and effect and have not been rescinded.

/s/ Matthew Milonas
Matthew Milonas
Director
Date: December 17, 2017

/s/ Maria Zenquis
Maria Zenquis
Director
Date: December 17, 2017

/s/ Dennis T. Chua
Dennis T. Chua
Director
Date: December 17, 2017